                                  Exhibit 99.2

     Series 1999-1 Monthly Certificateholders' Statement for the month of December 2001

                                                                   Series 1999-1

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


         Date of the Certificate             January 10, 2002
         Monthly Period ending              December 31, 2001
         Determination Date                  January 10, 2002
         Distribution Date                   January 15, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                               General
====================================================================================================================================
 101  Amortization Period                                                                                   No                101
 102  Early Amortization Period                                                                             No                102
 103  Class A Investor Amount paid in full                                                                  No                103
 104  Class B Investor Amount paid in full                                                                  No                104
 105  Collateral Interest Amount paid in full                                                               No                105
 106  Saks Incorporated is the Servicer                                                                     Yes               106

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================

                                                                                                            as of the end of
                                                                             as of the end of the             the relevant
                                                                             prior Monthly Period            Monthly Period
                                                                             --------------------           ----------------
 107  Series 1999-1 Investor Amount                                              $ 378,375,000    107(a)       $378,375,000   107(b)
 108  Class A Investor Amount                                                    $ 280,000,000    108(a)       $280,000,000   108(b)
 109  Class B Investor Amount                                                    $  30,275,000    109(a)       $ 30,275,000   109(b)
 110  Collateral Interest Amount                                                 $  68,100,000    110(a)       $ 68,100,000   110(b)

 111  Series 1999-1 Adjusted Investor Amount                                     $ 378,375,000    111(a)       $378,375,000   111(b)
 112  Class A Adjusted Investor Amount                                           $ 280,000,000    112(a)       $280,000,000   112(b)
 113  Principal Account Balance with respect to Class A                          $           -    113(a)       $          -   113(b)
 114  Class B Adjusted Investor Amount                                           $  30,275,000    114(a)       $ 30,275,000   114(b)
 115  Principal Account Balance with respect to Class B                          $           -    115(a)       $          -   115(b)
 116  Collateral Interest Adjusted Amount                                        $  68,100,000    116(a)       $ 68,100,000   116(b)
 117  Principal Account Balance with respect to the Collateral Interest          $           -    117(a)       $          -   117(b)

 118  Class A Certificate Rate                                                                                      2.11563%  118
 119  Class B Certificate Rate                                                                                      2.32563%  119

                                                                                                            as of the end of
                                                                                 for the relevant             the relevant
                                                                                  Monthly Period             Monthly Period
                                                                                 -----------------          ----------------
 120  Series 1999-1 Investor Percentage with respect to Finance Charge
      Receivables                                                                     29.13%      120(a)              27.22%  120(b)
 121  Class A                                                                         21.55%      121(a)              20.15%  121(b)
 122  Class B                                                                          2.33%      122(a)               2.18%  122(b)
 123  Collateral Interest                                                              5.24%      123(a)               4.90%  123(b)

 124  Series 1999-1 Investor Percentage with respect to Principal Receivables         29.13%      124(a)              27.22%  124(b)
 125  Class A                                                                         21.55%      125(a)              20.15%  125(b)
 126  Class B                                                                          2.33%      126(a)               2.18%  126(b)
 127  Collateral Interest                                                              5.24%      127(a)               4.90%  127(b)

 128  Series 1999-1 Investor Percentage with respect to Allocable Amounts             29.13%      128(a)              27.22%  128(b)
 129  Class A                                                                         21.55%      129(a)              20.15%  129(b)
 130  Class B                                                                          2.33%      130(a)               2.18%  130(b)
 131  Collateral Interest                                                              5.24%      131(a)               4.90%  131(b)

                                                                                                                      Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Series 1999-1 Investor Distributions
===================================================================================================================================
  132   The sum of the daily allocations of collections of Principal Receivables for the
        relevant Monthly Period                                                                              $         -       132
  133   Class A distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                                         $         -       133
  134   Class B distribution of collections of Principal Receivables per $1,000 of
        original principal amount                                                                            $         -       134
  135   Collateral Interest distribution of collections of Principal Receivables per
        $1,000 of original principal amount                                                                  $         -       135
  136   Class A distribution attributable to interest per $1,000 of original principal
        amount                                                                                               $      1.70       136
  137   Class B distribution attributable to interest per $1,000 of original principal
        amount                                                                                               $      1.87       137
  138   Collateral Interest distribution attributable to interest per $1,000 of original
        principal amount                                                                                     $      1.53       138
  139   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
        of original principal amount                                                                         $      1.67       139

-----------------------------------------------------------------------------------------------------------------------------------
                                             Collections Allocated to Series 1999-1
===================================================================================================================================

  140   Series allocation of collections of Principal Receivables                                            $80,008,659       140
  141   Class A                                                                                              $59,206,936       141
  142   Class B                                                                                              $ 6,401,750       142
  143   Collateral Interest                                                                                  $14,399,973       143

  144   Series allocation of collections of Finance Charge Receivables                                       $ 6,870,260       144
  145   Class A                                                                                              $ 5,084,038       145
  146   Class B                                                                                              $   549,712       146
  147   Collateral Interest                                                                                  $ 1,236,511       147

        Available Funds
        ---------------
  148   Class A Available Funds                                                                              $ 5,084,038       148
  149   The amount to be withdrawn from the Reserve Account to be included in
        Class A Available funds                                                                              $         -       149
  150   Principal Investment Proceeds to be included in Class A Available Funds                              $         -       150
  151   The amount of investment earnings on amounts held in the Reserve
        Account to be included in Class A Available funds                                                    $         -       151

  152   Class B Available Funds                                                                              $   549,712       152
  153   The amount to be withdrawn from the Reserve Account to be included in
        Class B Available funds                                                                              $         -       153
  154   Principal Investment Proceeds to be included in Class B Available Funds                              $         -       154

  155   Collateral Interest Available Funds                                                                  $ 1,236,511       155
  156   The amount to be withdrawn from the Reserve Account to be included in
        Collateral Interest Available Funds                                                                  $         -       156
  157   Principal Investment Proceeds to be included in Collateral Interest Available
        Funds                                                                                                $         -       157

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Application of Collections
===================================================================================================================================

        Class A
        -------
  158   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest amounts that were due but not
        paid on a prior Distribution date                                                                    $   477,192       158
  159   If Saks Incorporated is no longer the Servicer, an amount equal to Class A
        Servicing fee for the related Distribution Date                                                      $         -       159
  160   Class A Allocable Amount                                                                             $ 1,137,182       160
  161   An amount to be included in the Excess Spread                                                        $ 3,469,664       161

                                                                                                              Series 1999-1

       Class B
       -------
162    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus
       any additional interest with respect amounts that were due but not                           $   56,718         162
       paid on a prior Distribution date
163    If Saks Incorporated is no longer the Servicer, an amount equal to
       Class B Servicing fee for the related Distribution Date                                      $        -         163
164    An amount to be included in the Excess Spread                                                $  492,994         164

       Collateral Interest
       -------------------
165    If Saks Incorporated is no longer the Servicer, an amount equal to
       Collateral Interest Servicing fee for the related Distribution Date                          $         -        165
166    An amount to be included in the Excess Spread                                                $ 1,236,511        166

167    Available Excess Spread                                                                      $ 5,199,168        167
168    Available Shared Excess Finance Charge Collections                                           $         -        168
169    Total Cash Flow available for Series 1999-1 waterfall                                        $ 5,199,168        169

170    Fund any Class A Required Amount                                                             $         -        170
171    Class A Investor Charge Offs which have not been previously reimbursed                       $         -        171
172    Class B Required Amount to the extent attributable to line 162 and line 163                  $         -        172
173    Class B Allocable Amount                                                                     $   122,958        173
174    Excess of the Required Reserve Account Amount over the amount held in the
       Reserve Account                                                                              $         -        174
175    An amount equal to any unreimbursed reductions of the Class B Investor Amount,
       if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal                 $         -        175
       Collections; (iii) rea1locations of the Class B Investor Amount to the Class A
       Investor Amount
176    Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to holders of the Collateral
       Interest plus additional interest                                                            $   104,071        176
177    Servicing Fee due for the relevant Monthly Period and not paid above plus any
       amounts previously due but not distributed to the Servicer                                   $   630,625        177
178    Collateral Interest Allocable Amount                                                         $   276,579        178
179    Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:
       (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;                 $         -        179
       (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
       Investor Amount
180    Excess of the Required Spread Account Amount over the available Spread Account Amount        $         -        180
181    The aggregate of any other amounts, if any, then due to the Collateral Interest Holder       $         -        181
182    Shared Excess Finance Charge Collections                                                     $ 4,064,935        182

--------------------------------------------------------------------------------------------------------------------------------
                                      Determination of Monthly Principal
================================================================================================================================

183    Available Principal Collections held in the Collection Account                               $80,008,659        183
184    Controlled Deposit Amount for the Monthly Period                                             $         -        184
185    Deficit Controlled Accumulation Amount                                                       $         -        185
186    Principal Collections deposited for the Monthly Period                                       $         -        186

187    Class A Monthly Principal                                                                    $         -        187

188    Class B Monthly Principal (only after payout of Class A or the accumulation of the Class
       A Investor Amount)                                                                           $         -       188
189    Available Principal Collections held in the Collection Account less portion of such
       Collections applied to Class A Monthly Principal                                             $80,008,659       189
190    Controlled Deposit Amount less Class A Monthly Principal                                     $         -       190

191    Collateral Interest Monthly Principal (only after payout of Class A and Class B or the
       accumulation of the Class A and Class B Investor Amount)                                     $         -       191
192    Available Principal Collections held in the Collection Account less portion of such
       Collections applied to Class A and Class B Monthly Principal                                 $80,008,659       192
193    Controlled Deposit Amount less Class A and Class B Monthly Principal                         $         -       193

                                                                                                                 Series 1999-1
------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------
194  Reallocated Principal Collections                                                                   $         -    194
195  Collateral Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                              $         -    195
196  Class B Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                                   $         -    196

------------------------------------------------------------------------------------------------------------------------------
                              Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==============================================================================================================================
                                                                                      %                     Amount
                                                                                    ------               -----------
197  Series 1999-1 Default Amount                                                   29.13%      197(a)   $ 1,536,719    197(b)
198  Class A Investor Default Amount                                                21.55%      198(a)   $ 1,137,182    198(b)
199  Class B Investor Default Amount                                                 2.33%      199(a)   $   122,958    199(b)
200  Collateral Interest Default Amount                                              5.24%      200(a)   $   276,579    200(b)

201  Series 1999-1 Adjustment Amount                                                                     $         -    201
202  Class A Adjustment Amount                                                                           $         -    202
203  Class B Adjustment Amount                                                                           $         -    203
204  Collateral Interest Adjustment Amount                                                               $         -    204

205  Series 1999-1 Allocable Amount                                                                      $ 1,536,719    205
206  Class A Allocable Amount                                                                            $ 1,137,182    206
207  Class B Allocable Amount                                                                            $   122,958    207
208  Collateral Interest Allocable Amount                                                                $   276,579    208

------------------------------------------------------------------------------------------------------------------------------
                                                       Required Amounts
==============================================================================================================================
209  Class A Required Amount                                                                             $         -    209
210  Class A Monthly Interest for current Distribution Date                                              $   477,192    210
211  Class A Monthly Interest previously due but not paid                                                $         -    211
212  Class A Additional Interest for prior Monthly Period or previously due but not paid                 $         -    212
213  Class A Allocable Amount for current Distribution Date                                              $ 1,137,182    213
214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -    214

215  Class B Required Amount                                                                             $         -    215
216  Class B Monthly Interest for current Distribution Date                                              $    56,718    216
217  Class B Monthly Interest previously due but not paid                                                $         -    217
218  Class B Additional Interest for prior Monthly Period or previously due but not paid                 $         -    218
219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -    219
220  Excess of Class B Allocable Amount over funds available to make payments                            $         -    220

221  Collateral Interest Required Amount                                                                 $         -    221
222  Collateral Monthly Interest for current Distribution Date                                           $   104,071    222
223  Collateral Monthly Interest previously due but not paid                                             $         -    223
224  Collateral Interest Additional Interest for prior Monthly Period or previously due but not paid     $         -    224
225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $         -    225
226  Excess of Collateral Interest Allocable Amount over funds available to make payments                $         -    226

------------------------------------------------------------------------------------------------------------------------------
                                                 Reduction of Investor Amounts
==============================================================================================================================

     Class A
     -------
227  Class A Investor Amount reduction                                                                   $         -    227
228  Class A Investor Charge Off                                                                         $         -    228

     Class B
     -------
229  Class B Investor Amount reduction                                                                   $         -    229
230  Class B Investor Charge Off                                                                         $         -    230
231  Reductions of the Class B Investor Amount due to Class A Allocable Amount                           $         -    231
232  Reallocated Principal Collections applied to Class A                                                $         -    232

                                                                                                                       Series 1999-1
       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                                       $       -      233
 234   Collateral Interest Charge Off                                                                             $       -      234
 235   Reductions of the Collateral Interest Amount due to Class A and Class B Allocable Amounts                  $       -      235
 236   Reallocated Principal Collections applied to Class A and Class B                                           $       -      236

------------------------------------------------------------------------------------------------------------------------------------
                                                      Servicing Fee
====================================================================================================================================

 237   Series 1999-1 Servicing Fee                                                                                $ 630,625      237
 238      Class A Servicing Fee                                                                                   $ 466,667      238
 239      Class B Servicing Fee                                                                                   $  50,458      239
 240      Collateral Interest Servicing Fee                                                                       $ 113,500      240
------------------------------------------------------------------------------------------------------------------------------------
                                                     Reserve Account
====================================================================================================================================

 241   Required Reserve Account Amount (if applicable)                                                                  N/A      241
 242   Reserve Account reinvestment rate (if applicable)                                                                N/A      242
 243   Reserve Account reinvestment earnings                                                                      $       -      243
 244   Reserve Account balance                                                                                    $       -      244

 245   Accumulation Period Length                                                                                  3 months      245

------------------------------------------------------------------------------------------------------------------------------------
                                                      Excess Spread
====================================================================================================================================


 246   Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge Collections from other Series)      16.37%     246
 247   Base Rate for Monthly Period                                                                                    4.09%     247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                                        12.28%     248
 249   Three month average of Portfolio Yield minus Base Rate                                                         12.82%     249


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2002.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
        ----------------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer